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                                                                 EXHIBIT (10)(d)
            SERVICE REQUEST



                   PLATINUM
---------------------------
   INVESTOR(SM) SURVIVOR II
---------------------------
      AMERICAN GENERAL LIFE

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PLATINUM INVESTOR--FIXED OPTION                                 Neuberger Berman Advisers Management Trust
                                                                ------------------------------------------
 . Division 18 - Declared Fixed Interest Account
                                                                . Division 167 - Mid-Cap Growth
PLATINUM INVESTOR--VARIABLE DIVISIONS
                                                                North American Funds Variable Product Series I
AIM Variable Insurance Funds                                    ----------------------------------------------
----------------------------
                                                                . Division 132 - International Equities
 . Division 130 - AIM V.I. International Equity
                                                                . Division 133 - MidCap Index
 . Division 131 - AIM V.I. Value
                                                                . Division 134 - Money Market
American Century Variable Portfolios, Inc.
------------------------------------------                      . Division 135 - Stock Index

 . Division 153 - VP Value                                       . Division 136 - Nasdaq-100 Index

Ayco Series Trust                                               . Division 137 - Science and Technology
-----------------
                                                                . Division 138 - Small Cap Index
 . Division 154 - Ayco Growth Fund
                                                                PIMCO Variable Insurance Trust
Credit Suisse Warburg Pincus Trust                              ------------------------------
----------------------------------
                                                                . Division 168 - PIMCO Short-Term Bond
 . Division 173 - Small Company Growth
                                                                . Division 169 - PIMCO Real Return Bond
Dreyfus Investment Portfolios
-----------------------------                                   . Division 170 - PIMCO Total Return Bond

 . Division 155 - MidCap Stock                                   Putnam Variable Trust
                                                                ---------------------
Dreyfus Variable Investment Fund
--------------------------------                                . Division 144 - Putnam VT Diversified Income

 . Division 139 - Quality Bond                                   . Division 145 - Putnam VT Growth and Income

 . Division 140 - Small Cap                                      . Division 146 - Putnam VT International Growth and Income

Fidelity Variable Insurance Products Fund                       SAFECO Resource Series Trust
-----------------------------------------                       ----------------------------

 . Division 156 - VIP Equity-Income                              . Division 147 - Equity

 . Division 157 - VIP Growth                                     . Division 148 - Growth Opportunities

 . Division 158 - VIP Contrafund                                 The Universal Institutional Funds, Inc.
                                                                ---------------------------------------
 . Division 159 - VIP Asset Manager
                                                                . Division 142 - Equity Growth
Janus Aspen Series - Service Shares
-----------------------------------                             . Division 143 - High Yield

 . Division 160 - International Growth                           Vanguard Variable Insurance Fund
                                                                --------------------------------
 . Division 161 - Worldwide Growth
                                                                . Division 171 - High Yield Bond
 . Division 162 - Aggressive Growth
                                                                . Division 172 - REIT Index
J.P. Morgan Series Trust II
---------------------------                                     Van Kampen Life Investment Trust
                                                                --------------------------------
 . Division 163 - J.P. Morgan Small Company
                                                                . Division 149 - Strategic Stock
MFS Variable Insurance Trust
----------------------------

 . Division 141 - MFS Emerging Growth

 . Division 164 - MFS Research

 . Division 165 - MFS Capital Opportunities

 . Division 166 - MFS New Discovery


AGLC0463
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   AMERICAN                      American General Life Insurance Company ("AGL")            Complete and return this request to:
      GENERAL                         Member American General Financial Group                Variable Universal Life Operations
      FINANCIAL GROUP                           Houston, Texas                              PO Box 4880 Houston, TX 77210-4880
                                                                                             (888) 325-9315 or (713) 831-3443
                                                                                                   Fax: (877) 445-3098
                                   VARIABLE UNIVERSAL LIFE INSURANCE SERVICE REQUEST       Hearing Impaired/TDD: (888) 436-5258

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  [_]  POLICY                  1. | POLICY #:_________________________________ CONTINGENT INSURED:__________________________________
       IDENTIFICATION             |                                            CONTINGENT INSURED: _________________________________
    COMPLETE THIS SECTION FOR     | ADDRESS:________________________________________________________________ New Address (yes) (no)
        ALL REQUESTS.             | Primary Owner (if other than an insured):_______________________________
                                  | Address:________________________________________________________________ New Address (yes) (no)
                                  | Primary Owner's S.S. No. or Tax I.D. No.______________ Phone Number:(   )_____-________________
                                  | Joint Owner (if applicable):___________________________________________________________________
                                  | Address:________________________________________________________________ New Address (yes) (no)
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  [_]  NAME                    2. | Change Name Of: (Circle One)     Contingent Insured    Owner   Payor   Beneficiary
       CHANGE                     |
Complete this section if the name | Change Name From: (First, Middle, Last)               Change Name To: (First, Middle, Last)
of one of the Contingent Insureds,| __________________________________________________    __________________________________________
 Owner, Payor or Beneficiary has  |
changed. (Please note, this does  | Reason for Change: (Circle One) Marriage Divorce Correction Other (Attach copy of legal proof)
    not change the Contingent     |
    Insureds, Owner, Payor or     |
    Beneficiary designation)      |
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  [_]  CHANGE IN               3. | INVESTMENT DIVISION               PREM % DED %   INVESTMENT DIVISION              PREM %  DED %
       ALLOCATION                 | (18) Declared Fixed Interest                     Neuberger Berman Advisers Management Trust
       PERCENTAGES                |      Account                      ______ ______  (167) Mid-Cap Growth             ______  ______
  Use this section to indicate    | AIM Variable Insurance Funds
     how premiums or monthly      | (130) AIM V.I. International                     North American Funds Variable Product Series I
 deductions are to be allocated.  |       Equity                      ______ ______  (132) International Equities     ______  ______
 Total allocation in each column  | (131) AIM V.I. Value              ______ ______  (133) MidCap Index               ______  ______
     must equal 100%; whole       |                                                  (134) Money Market               ______  ______
         numbers only.            | American Century Variable Portfolios             (135) Stock Index                ______  ______
                                  | (153) VP Value                    ______ ______  (136) Nasdaq-100 Index           ______  ______
                                  |                                                  (137) Science and Technology     ______  ______
                                  | Ayco Series Trust                                (138) Small Cap Index            ______  ______
                                  | (154) Ayco Growth Fund            ______ ______
                                  |                                                  PIMCO Variable Insurance Trust
                                  | Credit Suisse Warburg Pincus Trust               (168) PIMCO Short-Term Bond      ______  ______
                                  | (173) Small Company Growth        ______ ______  (169) PIMCO Real Return Bond     ______  ______
                                  |                                                  (170) PIMCO Total Return Bond    ______  ______
                                  | Dreyfus Investment Portfolios
                                  | (155) Midcap Stock                ______ ______  Putnam Variable Trust
                                  |                                                  (144) Putnam VT Diversified
                                  | Dreyfus Variable Investment Fund                       Income                     ______  ______
                                  | (139) Quality Bond                ______ ______  (145) Putnam VT Growth and
                                  | (140) Small Cap                   ______ ______        Income                     ______  ______
                                  |                                                  (146) Putnam VT Int'l Growth and
                                  | Fidelity Variable Insurance Products Fund              Income                     ______  ______
                                  | (156) VIP Equity-Income           ______ ______
                                  | (157) VIP Growth                  ______ ______  SAFECO Resource Series Trust
                                  | (158) VIP Contrafund              ______ ______  (147) Equity                     ______  ______
                                  | (159) VIP Asset Manager           ______ ______  (148) Growth Opportunities       ______  ______
                                  |
                                  | Janus Aspen Series - Service Shares              The Universal Institutional Funds, Inc.
                                  | (160) International Growth        ______ ______  (142) Equity Growth              ______  ______
                                  | (161) Worldwide Growth            ______ ______  (143) High Yield                 ______  ______
                                  | (162) Aggressive Growth           ______ ______
                                  |                                                  Vanguard Variable Insurance Fund
                                  | J.P. Morgan Series Trust II                      (171) High Yield Bond            ______  ______
                                  | (163) J.P. Morgan Small Company   ______ ______  (172) REIT Index                 ______  ______
                                  |
                                  | MFS Variable Insurance Trust                     Van Kampen Life Investment Trust
                                  | (141) MFS Emerging Growth         ______ ______  (149) Strategic Stock            ______  ______
                                  | (164) MFS Research                ______ ______
                                  | (165) MFS Capital Opportunities   ______ ______  Other:_______________________    ______  ______
                                  | (166) MFS New Discovery           ______ ______                                    100%    100%
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  [_]  MODE OF                 4. | Indicate frequency and premium amount desired: $______ Annual $_____ Semi-Annual $____ Quarterly
       PREMIUM                    |                                                $_____ Monthly (Bank Draft Only)
       PAYMENT/BILLING            |
       METHOD CHANGE              | Indicate billing method desired: _____Direct Bill  _____Pre-Authorized Bank Draft (attach a
  Use this section to change the  | Bank Draft Authorization Form and "Void" Check)
 billing frequency and/or method  |
  of premium payment.  Note,      |
however, that AGL will not bill   | Start Date: ________/ _______/ _________
   you on a direct monthly basis. |
 Refer to your policy and its     |
 related prospectus for further   |
 information concerning minimum   |
  premiums and billing options.   |
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  [_]  LOST POLICY             5. | I/we hereby certify that the policy of insurance for the listed policy has been
       CERTIFICATE                |  ______LOST ______DESTROYED ______OTHER.
Complete this section if applying |
for a Certificate of Insurance or | Unless I/we have directed cancellation of the policy, I/we request that a:
 duplicate policy to replace a    |
 lost or misplaced policy. If a   |             _______Certificate of Insurance at no charge
 full duplicate policy is being   |
requested, a check or money order |             _______Full duplicate policy at a charge of $25
 for $25 payable to AGL must be   |
  submitted with this request.    | be issued to me/us. If the original policy is located, I/we will return the Certificate
                                  | or duplicate policy to AGL for cancellation.
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  [_]  DOLLAR COST             6. | Designate the day of the month for transfers: _______(choose a day from 1-28)
       AVERAGING                  | Frequency of transfers (check one): _____Monthly _____Quarterly _____Semi-Annually _____Annually
     ($5,000 minimum initial      | I want: $________________ ($100 minimum) taken from the Money Market Division and transferred to
accumulation value) An amount may | the following Divisions:
be deducted periodically from the |
Money Market Division and placed  | (18) Declared Fixed Interest Account ____ ____  Neuberger Berman Advisers Management Trust
 in one or more of the Divisions  |                                                 (167) Mid-Cap Growth                   ____ ____
   listed. The Declared Fixed     | AIM Variable Insurance Funds                    North American Funds Variable Product Series I
Interest Account is not available | (130) AIM V.I. International Equity  ____ ____  (132) International Equities           ____ ____
for Dollar Cost Averaging. Please | (131) AIM V.I. Value                 ____ ____  (133) Midcap Index                     ____ ____
refer to the prospectus for more  |                                                 (134) Money Market                     ____ ____
 information on the Dollar Cost   | American Century Variable Portfolios            (135) Stock Index                      ____ ____
Averaging Option. Note: Automatic | (153) VP Value                       ____ ____  (136) Nasdaq-100 Index                 ____ ____
 Rebalancing is not available if  |                                                 (137) Science & Technology             ____ ____
the Dollar Cost Averaging Option  | Ayco Series Trust                               (138) Small Cap Index                  ____ ____
          is chosen.              | (154) Ayco Growth Fund               ____ ____
                                  |                                                 PIMCO Variable Insurance Trust
                                  | Credit Suisse Warburg Pincus Trust              (168) PIMCO Short-Term Bond            ____ ____
                                  | (173) Small Company Growth           ____ ____  (169) PIMCO Real Return Bond           ____ ____
                                  |                                                 (170) PIMCO Total Return Bond          ____ ____
                                  | Dreyfus Investment Portfolios
                                  | (155) Midcap Stock                   ____ ____  Putnam Variable Trust
                                  |                                                 (144) Putnam VT Diversified Income     ____ ____
                                  | Dreyfus Variable Investment Fund                (145) Putnam VT Growth and Income      ____ ____
                                  | (139) Quality Bond                   ____ ____  (146) Putnam VT Int'l Growth and Income____ ____
                                  | (140) Small Cap                      ____ ____
                                  |                                                  SAFECO Resource Series Trust
                                  | Fidelity Variable Insurance Products Fund        (147) Equity                          ____ ____
                                  | (156) VIP Equity-Income              ____ ____   (148) Growth Opportunities            ____ ____
                                  | (157) VIP Growth                     ____ ____
                                  | (158) VIP Contrafund                 ____ ____   The Universal Institutional Funds, Inc.
                                  | (159) VIP Asset Manager              ____ ____   (142) Equity Growth                   ____ ____
                                  |                                                  (143) High Yield                      ____ ____
                                  | Janus Aspen Series - Service Shares
                                  | (160) International Growth           ____ ____   Vanguard Variable Insurance Fund
                                  | (161) Worldwide Growth               ____ ____   (171) High Yield Bond                 ____ ____
                                  | (162) Aggressive Growth              ____ ____   (172) REIT Index                      ____ ____
                                  |
                                  | J.P. Morgan Series Trust II                      Van Kampen Life Investment Trust
                                  | (163) J.P. Morgan Small Company      ____ ____   (149) Strategic Stock                 ____ ____
                                  |                                                  Other                                 ____ ____
                                  | MFS Variable Insurance Trust                                                           100% 100%
                                  | (141) MFS Emerging Growth            ____ ____
                                  | (164) MFS Research                   ____ ____
                                  | (165) MFS Capital Opportunities      ____ ____
                                  | (166) MFS New Discovery              ____ ____
                                  |
                                  | _____ INITIAL HERE TO REVOKE DOLLAR COST AVERAGING ELECTION.
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AGLC0463                                                        PAGE 3 OF 5
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  [_]  AUTOMATIC               7. |
       REBALANCING                | Indicate frequency: ________Quarterly ________Semi-Annually ________Annually
   ($5,000 minimum accumulation   |
 value) Use this section to apply |              (Division Name or Number)                        (Division Name or Number)
      for or make changes to      |
   Automatic Rebalancing of the   | _______% : ___________________________________     _______%  : ________________________________
 variable divisions. Please refer | _______% : ___________________________________     _______%  : ________________________________
    to the prospectus for more    | _______% : ___________________________________     _______%  : ________________________________
   information on the Automatic   | _______% : ___________________________________     _______%  : ________________________________
       Rebalancing Option.        | _______% : ___________________________________     _______%  : ________________________________
  Note: Dollar Cost Averaging is  | _______% : ___________________________________     _______%  : ________________________________
  not available if the Automatic  | _______% : ___________________________________     _______%  : ________________________________
   Rebalancing Option is chosen.  | _______% : ___________________________________     _______%  : ________________________________
                                  | _______% : ___________________________________     _______%  : ________________________________
                                  | _______% : ___________________________________     _______%  : ________________________________
                                  |
                                  |
                                  | ________  INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.
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  [_]  TELEPHONE               8. | I(/we if Joint Owners) hereby authorize AGL to act on telephone instructions to transfer values
       PRIVILEGE                  | among the Variable Divisions and Declared Fixed Interest Account and to change allocations for
       AUTHORIZATION              | future purchase payments and monthly deductions.
Complete this section if you are  |
applying for or revoking current  | Initial the designation you prefer:
     telephone privileges.        | _________Policy Owner(s) only - If Joint Owners, either one acting independently.
                                  |
                                  | _________Policy Owner(s) or Agent/Registered Representative who is appointed to represent AGL
                                  |          and the firm authorized to service my policy.
                                  |
                                  | AGL and any non-owner designated by this authorization will not be responsible for any claim,
                                  | loss or expense based upon telephone transfer or allocation instructions received and acted upon
                                  | in good faith, including losses due to telephone instruction communication errors. AGL's
                                  | liability for erroneous transfers or allocations, unless clearly contrary to instructions
                                  | received, will be limited to correction of the allocations on a current basis. If an error,
                                  | objection or other claim arises due to a telephone transaction, I will notify AGL in writing
                                  | within five working days from the receipt of the confirmation of the transaction from AGL. I
                                  | understand that this authorization is subject to the terms and provisions of my variable
                                  | universal life insurance policy and its related prospectus. This authorization will remain in
                                  | effect until my written notice of its revocation is received by AGL at the address printed on
                                  | the top of this service request form.
                                  |
                                  | _______INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.
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 [_]  CORRECT AGE              9. | Name of Contingent Insured for whom this correction is submitted:_______________________________
 Use this section to correct the  |
 age of any person covered under  |
this policy. Proof of the correct | Correct DOB: _________/____________ /_____________
date of birth must accompany this |
            request.              |
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 [_]  TRANSFER OF             10. |                                     (Division Name or Number)         (Division Name or Number)
      ACCUMULATED                 |
      VALUES                      | Transfer $_______ or _______% from ____________________________ to _____________________________
  Use this section if you want to |
  move money between divisions.   | Transfer $_______ or _______% from ____________________________ to _____________________________
 The minimum amount for transfers |
 is $500.00. Withdrawals from the | Transfer $_______ or _______% from ____________________________ to _____________________________
Declared Fixed Interest Account to|
 a Variable Division may only be  | Transfer $_______ or _______% from ____________________________ to _____________________________
 made within the 60 days after a  |
contract anniversary. See transfer| Transfer $_______ or _______% from ____________________________ to _____________________________
     limitations outlined in      |
 prospectus. If a transfer causes | Transfer $_______ or _______% from ____________________________ to _____________________________
  the balance in any division to  |
  drop below $500, AGL reserves   | Transfer $_______ or _______% from ____________________________ to _____________________________
      the right to transfer       |
 the remaining balance. Amounts   | Transfer $_______ or _______% from ____________________________ to _____________________________
    to be transferred should be   |
indicated in dollar or percentage | Transfer $_______ or _______% from ____________________________ to _____________________________
    amounts, maintaining          |
   consistency throughout.        | Transfer $_______ or _______% from ____________________________ to _____________________________
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 [_]  REQUEST FOR             11. |
      PARTIAL                     | ______I request a partial surrender of $_____ or _____% of the net cash surrender value.
      SURRENDER/                  | ______I request a loan in the amount of $_____.
      POLICY LOAN                 | ______I request the maximum loan amount available from my policy.
 Use this section to apply for a  |
 partial surrender from or policy |
 loan against policy values. For  | Unless you direct otherwise below, proceeds are allocated according to the deduction allocation
 detailed information concerning  | percentages in effect, if available; otherwise they are taken pro-rata from the Declared Fixed
these two options please refer to | Interest Account and Variable Divisions in use.
   your policy and its related    |
  prospectus. If applying for a   | ________________________________________________________________________________________________
  partial surrender, be sure to   |
complete the Notice of Withholding| ________________________________________________________________________________________________
 section of this Service Request  |
  in addition to this section.    | ________________________________________________________________________________________________
                                  |
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 [_]  NOTICE OF               12. | The taxable portion of the distribution you receive from your variable universal life insurance
      WITHHOLDING                 | policy is subject to federal income tax withholding unless you elect not to have withholding
Complete this section if you have | apply. Withholding of state income tax may also be required by your state of residence. You may
 applied for a partial surrender  | elect not to have withholding apply by checking the appropriate box below. If you elect not to
        in Section 11.            | have withholding apply to your distribution or if you do not have enough income tax withheld,
                                  | you may be responsible for payment of estimated tax. You may incur penalties under the
                                  | estimated tax rules, if your withholding and estimated tax are not sufficient.
                                  |
                                  | Check one: ________I do want income tax withheld from this distribution.
                                  |
                                  |            ________I do not want income tax withheld from this distribution.
                                  |
                                  | If no election is made, we are REQUIRED to withhold Federal Income Tax (if applicable).
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 [_]  AFFIRMATION/            10. | CERTIFICATION: Under penalties of perjury, I certify: (1) that the number shown on this form is
      SIGNATURE                   | my correct taxpayer identification number and; (2) that I am not subject to backup withholding
   Complete this section for      | under Section 3406(a)(1)(C) of the Internal Revenue Code.
         ALL requests.            |
                                  | The Internal Revenue Service does not require your consent to any provision of this document
                                  | other than the certification required to avoid backup withholding.
                                  |
                                  | Dated at_______________this___________day of______________________________________,__________
                                  |
                                  | X______________________________________________   X__________________________________________
                                  |  SIGNATURE OF OWNER                                SIGNATURE OF WITNESS
                                  |
                                  | X______________________________________________   X__________________________________________
                                  |  SIGNATURE OF JOINT OWNER                          SIGNATURE OF WITNESS
                                  |
                                  | X______________________________________________   X__________________________________________
                                  |  SIGNATURE OF ASSIGNEE                             SIGNATURE OF WITNESS
                                  |
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